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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 14, 2003


                       Actrade Financial Technologies Ltd.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-18711                    13-3437739
            --------                    -------                    ----------
 (State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
         of incorporation)                                   Identification No.)


  7 PENN PLAZA, SUITE 422, NEW YORK, NEW YORK                         10001
  -------------------------------------------                         -----
   (Address of principal executive offices)                        (Zip Code)


                                 (212) 563-1036
                                 --------------
              (Registrant's telephone number, including area code)



                       -----------------------------------
                       (Former name or former address, if
                           changed since last report)


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ITEM 5.  OTHER EVENTS

         On January 15, 2003, Actrade Financial Technologies Ltd. (the "Company") announced that, effective January 14, 2003, it had terminated the employment of Alexander C. Stonkus, formerly the Company's President and Chief Executive Officer, who had been on a paid leave of absence since October 23, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

         The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into any other filings with the Securities and Exchange Commission made by the Company.

         EXHIBIT NO.              DESCRIPTION
         -----------              -----------

            99.1                  Press Release, dated January 15, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         On January 15, 2003, the Company issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACTRADE FINANCIAL TECHNOLOGIES LTD.



Date: January 15, 2003                  By:  /s/ Richard McCormick
                                             -----------------------------------
                                                 Richard McCormick
                                                 Chief Executive Officer




                                  EXHIBIT INDEX


         EXHIBIT NO.              DESCRIPTION
         -----------              -----------

            99.1                  Press Release, dated January 15, 2003.